UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 25, 2006

Date of Report (Date of earliest event reported)

FILENET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-15997	95-3757924
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3565 Harbor Boulevard Costa Mesa, California 92626 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (714) 327-3400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[	] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[	] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.      Regulation FD Disclosure.

The Nomination/Corporate Governance Committee of the Board of Directors (the “Board”) of FileNet Corporation (the “Company”) has engaged a recruiting firm to assist it with seeking one or more qualified candidates for membership on the Board and Board committees. The Company expects to appoint one or more new directors within 90 days of the date of this filing each of whom is expected to be an independent director (as defined in NASD Rule 4200(a)(15), under U.S. Securities and Exchange Commission (SEC) Rule 10A-3 and consistent with director independence standards of certain third-party shareholder advocacy organizations).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FILENET CORPORATION

Date:	May 25, 2006	By:
		Name:	Philip C. Maynard
		Title:	Senior Vice President and
Chief Legal Officer